Precision genetic medicine for rare neuromuscular diseases 36TH ANNUAL JP MORGAN HEALTHCARE CONFERENCE SAN FRANCISCO, CALIFORNIA JANUARY 8, 2018 NASDAQ: SRPT Jackson Exhibit 99.1

2 FORWARD-LOOKING STATEMENTS This presentation contains "forward‐looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts or words such as "believes," "anticipates," "plans," "expects," "will," "intends," "potential," "possible," “goal,” ”strategy,” ”may,” “should,” “project,” “estimate,” and similar expressions are intended to identify forward‐looking statements. Forward‐looking statements in this presentation include but are not limited to: Sarepta’s aspiration to be a global top-five rare-disease focused company, applying its expertise in precision genetic medicine to address a variety of neuromuscular conditions; Sarepta having all the elements in place for success; Sarepta’s goal to develop life-changing precision genetic medicines to treat 100% of individuals with DMD and apply its therapeutic approach to other rare neuromuscular diseases; Sarepta’s new clinical studies evaluating potential life-changing modalities; Sarepta’s raised capital intending to accelerate R&D, expand talent base and support partnering; 2018 being a year of transformation for Sarepta; Sarepta’s key milestones and inflection points for 2018, including FDA meeting on golodirsen in Q1, CHMP decision for eteplirsen in mid-2018, submitting an IND for SRP-5053 in H2 2018, and having certain readouts and generating data from studies; Sarepta’s plan to develop treatments for all eligible individuals with DMD; Sarepta building a global franchise in neuromuscular diseases and its’s product development strategy and possibilities; Sarepta’s pipeline, technologies and next-generation approaches and their respective potential benefits, including PPMO potentially being a transformative approach to treating DMD and slowing disease progression in DMD with potentially less frequent dosing in the clinic and application in other therapeutic areas, and the potential of Sarepta’s programs with its partners to address all individuals with DMD, including the promise of micro-dystrophin gene therapy in DMD, GALGT2 gene therapy’s potential to restore muscle function despite the absence of the dystrophin protein, and gene therapy’s potential to address 100% of eligible individuals with DMD; PMO’s potential to treat 29% of individuals with DMD by 2019, including EXONDYS 51’s target to treat 13% of the DMD population and golodirsen and casimersen’s potential to treat an additional 16% of DMD population; Sarepta’s potential for up to 7 approved therapies in the U.S. by 2022; Sarepta being well-positioned for future success; Sarepta’s base case of more than $2 billion potential peak sales for late-stage PMO therapies and such base case representing a significant opportunity, and the opportunities lying in Sarepta’s other PMO exons, PPMO, gene therapy and other potential therapeutic areas; Sarepta’s key drivers of success; Sarepta’s revenue from EXONDYS 51 in the fourth quarter of 2017 and in the year 2017, its anticipation for strong growth in 2018, its revenue guidance for 2018, and its anticipation of approximately 100% year-over-year revenue growth; and other statements made during the presentation regarding Sarepta’s future, strategy and business plans. These forward‐looking statements involve risks and uncertainties, many of which are beyond Sarepta’s control and are based on Sarepta’s current beliefs, expectations and assumptions regarding it business. Actual results and financial condition could materially differ from those stated or implied by these forward‐looking statements as a result of such risks and uncertainties and could materially and adversely affect Sarepta’s business, results of operations and trading price. Potential known risk factors include, among others, the following: the audit of our financial statements for the year ended December 31, 2017 is ongoing and could result in changes to the information; we may not be able to meet expectations with respect to EXONDYS 51 sales or attain the net revenue we anticipate for 2018, profitability or positive cash‐flow from operations; we may not be able to achieve our expected base case and the expected year-over-year revenue growth; we may not be able to comply with all FDA post‐approval commitments/requirements with respect to EXONDYS 51 in a timely manner or at all; we may not be able to obtain regulatory approval for eteplirsen in jurisdictions outside of the U.S., including from the EMA; the results of our ongoing research and development efforts, including those with strategic partners, and clinical trials for our product candidates, including, PPMO, golodirsen, casimersen and gene therapy, may not be positive or consistent with prior results or demonstrate a safe treatment benefit which could negatively impact our business; we may not be able to execute on our business plans and goals, including meeting our expected or planned regulatory milestones and timelines, clinical development plans, and bringing our product candidates to market, for various reasons including possible limitations of our financial and other resources, manufacturing limitations that may not be anticipated or resolved for in a timely manner, results of research and development efforts and/or clinical trials may not be positive, and regulatory, court or agency decisions, such as decisions by the United States Patent and Trademark Office; and those risks identified under the heading “Risk Factors” in Sarepta’s 2016 Annual Report on Form 10‐K or and most recent Quarterly Report on Form 10‐Q for the quarter ended September 30, 2017 filed with the Securities and Exchange Commission (SEC) and in its other SEC filings. For a detailed description of risks and uncertainties Sarepta faces, you are encouraged to review Sarepta's filings with the SEC. We caution investors not to place considerable reliance on the forward‐looking statements contained in this presentation. The forward‐looking statements in this presentation are made as of the date of this presentation only and, other than as required under applicable law, Sarepta does not undertake any obligation to publicly update its forward‐looking statements.

Sarepta Therapeutics aspires to be a global top-five rare-disease focused company, applying its expertise in precision genetic medicine to address a variety of neuromuscular conditions.

All the elements in place for success Multi-platform pipeline Funded for the future Strong foundation Urgent mission

Driven by an urgent mission Our goal is to develop life-changing precision genetic medicines to treat 100 percent of individuals with Duchenne muscular dystrophy (DMD) and apply our therapeutic approach to other rare neuromuscular diseases where it is likely to have the most benefit

2017: Setting the stage for success LAUNCH PARTNERING R&D FINANCIAL EXECUTED SIGNED INITIATED ADDED TOP 5 4 3 >$1B most successful U.S. rare disease launches based on first-year revenue collaborations for next-generation precision genetic therapies clinical studies evaluating potential life-changing modalities to accelerate R&D, expand talent base, and support partnering

Key milestones/inflection points 2018: A year of transformation Q1 mid-2018 Q3 H2 FDA meeting on golodirsen CHMP decision for EXONDYS (eteplirsen) NCH micro-dystrophin gene therapy readout 48-week data from PhaseOUT DMD (Summit) H2 Safety signals and dosing for SRP-5051 H2 IND for next PPMO candidate, SRP-5053 Q1 24-week data from PhaseOUT DMD (Summit) NCH GALGT2 gene therapy readout H2 Potential collaborations

PROGRAM DISCOVERY PRE-CLINICAL CLINICAL TRIALS COMMERCIAL RNA-TARGETED THERAPIES EXONDYS 51* (eteplirsen) Golodirsen (SRP-4053) Casimersen (SRP-4045) EXON 52 (PMO) OTHER EXON TARGETS** (PMO) SRP-5051 (PPMO) SRP-5053 (PPMO) SRP-5045 (PPMO) SRP-5052 (PPMO) SRP-5044 (PPMO) SRP-5050 (PPMO) UTROPHIN MODULATION EZUTROMID (SUMMIT) GENE THERAPY GALGT2 (NATIONWIDE) MICRO-DYSTROPHIN (NATIONWIDE) MICRO-DYSTROPHIN (GENETHON) GENE EDITING CRISPR/CAS9 (DUKE UNIVERSITY) Our Path to developing treatments for all eligible individuals with dmd Internal External Collaborations *EXONDYS 51 received accelerated approval in the U.S., confirmatory studies required **Other exon targets in development: 8, 35, 43, 44, 50, and 55

Development Strategy Building a Global Franchise in Neuromuscular diseases Key DMD Other indications DMD PMO DMD Other indications DMD Other indications Direct Platform partnering PPMO DMD Other indications Direct Platform partnering PPMO enhancements (e.g., new peptides, sequence optimization) DMD Other indications Direct Platform partnering Current Possibilities Gene therapy platform RNA-targeted therapies Other approaches (e.g., utrophin upregulation, steroids, anti-inflammation) Gene editing platform DMD Other indications Direct Platform partnering PMO improvements (e.g., other cell-penetrating tech., sequence optimization)

WHAT IS DMD?1-2 AFFECTS 1 IN 3,500-5,000 MALES BORN WORLDWIDE Rare, progressive neuromuscular genetic disease that is 100 percent fatal Average lifespan of mid- to late-20s; typical diagnosis occurs between ages 4-5 Caused by gene mutation that encodes dystrophin, a protein that exists in infinitesimally small amounts in the body (0.002 percent of muscle), but plays a key structural role in muscle fiber production Even small amounts of dystrophin production have shown significant benefits (e.g. Becker Muscular Dystrophy and exon 44 amenable individuals) 1. 2. Emery AE, Population frequencies of inherited neuromuscular diseases—a world survey. Neuromuscul Disord. 1991;1(1):19–29pmid Emery AE. The muscular dystrophies. BMJ. 1998;317(7164):991-995

EXPERTS IN RNA-targeted THERAPIES CORE TECHNOLOGY PLATFORM

Using PRECISION RNA Splicing To CORRECT Genetic DEFECTS Our RNA platform results in genetic medicine precisely engineered to induce pre-mRNA splicing, which is designed to transform mRNA and produce a truncated but functional protein Sarepta Therapeutics is currently advancing two RNA-targeted technologies Phosphorodiamidate Morpholino Oligomer (PMO) Synthetically designed structures modeled after the natural framework of RNA Near-term opportunity with potential to treat 29 percent of individuals with DMD by 2019 Peptide Phosphorodiamidate Morpholino Oligomer (PPMO) Designed to enhance tissue targeting, intracellular delivery, target selectivity, and potency Potentially transformative approach to slowing disease progression in DMD with application in other therapeutic areas PPMO PMO

Strong U.S. launch Managed Access Program opened or opening in 33 countries Marketing Authorization Application (MAA) currently under review in Europe Golodirsen (SRP-4053) Meeting with U.S. FDA in Q1’18 to determine regulatory pathway Casimersen (SRP-4045) Exon-skipping efficiency in pre-clinical models comparable to golodirsen Being evaluated in ongoing Phase 3 ESSENCE clinical trial Targets 13% of the DMD population Potential to treat an additional 16% of the DMD population Approved therapy and Late-Stage candidates target 29 percent of individuals with dmd PMO programs: Several Potential Near-Term Catalysts

PPMO: A Transformative Approach To Treating DMD SRP-5051: first PPMO candidate in the clinic Phase 1/2a clinical trial initiated in November 2017 Multi-center, double blind, placebo-controlled, multi-dose efficacy portion of study to initiate by mid-2018 or as soon as a therapeutic dose has been identified STATUS PPMO Superior delivery vehicle Induces significant increases in dystrophin levels Potentially less frequent dosing in the clinic Achieves delivery in the three major muscle groups affected in DMD Sources: Internally generated data

Repeat PPMO Doses Increased and Sustained Dystrophin production In Vivo Quadriceps Diaphragm Heart mdx (DMD) mice were treated with a three monthly IV doses of PPMO @ 40 mg/kg; the single dose PPMO cohort was included as a comparator

PPMO TREATMENT IMPROVED MUSCLE FUNCTION IN *MDX* MICE

Grip Strength
(8 weeks)



5
4
3
2
Force/BW (fg/g)
****
****
****
WT
MDX
10
20
40
80
Dose (mg/kg)

Rotarod
(9 weeks)



300
200
100
0
Latency to fall (sec)
**
*
****
****
WT
mdx
10
20
40
80
Dose (mg/kg)

Grip Strength
(10 weeks)

Mean +/- SE



5
4
3
2
Force/BW (fg/g)
****
***
****
****
WT
MDX
10
20
40
80
Dose (mg/kg)

Rotarod
(11 weeks)



300
200
100
0
Latency to fall (sec)
****
****
WT
MDX
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20
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80
Dose (mg/kg)

- *mdx* (DMD) mice at 7 weeks of age were treated with a single IV dose of saline or PPMO @ 10, 20 40 or 80 mg/kg and WT mice at 7 weeks of age were treated with a single IV dose of saline
- Mice were tested for grip strength at 8 weeks (1 week post-injection, pi) and 10 weeks (3 weeks pi) of age, and for rotarod performance at 9 weeks (2 weeks pi) and 11 weeks (4 weeks pi) of age (n=10 per group)
- Graphs are mean +/- SE; Statistics performed was the **One Way Anova Tukey Multiple Comparison** Test and the significant values shown are versus mdx saline (*p<0.05, **p<0.01, ***p<0.001, ****p<0.0001)

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Potential for up to seven approved therapies in the U.S. by 2022 RNA-Targeted therapy franchise development strategy* Pre-clinical Clinical Sequencing Initial development KEY *timeline not to scale EXONDYS 51 Golodirsen SRP-5051 Rare exon/ platform SRP- 4052 Confirmatory study 50 clinical OLE ESSENCE SAD MAD 53 clinical 45 clinical 52 clinical 44 clinical Rare exon clinical Long-term extension 53 IND-enabling 45 IND-enabling Rare exon IND-enabling IND-enabling Rare exon sequencing 52 IND-enabling 44 IND-enabling 50 IND-enabling Casimersen PMO PPMO SRP-5053 SRP-5045 SRP-5052 SRP-5044 SRP-5050

Next-generation approaches ONGOING GENE THERAPY AND EDITING PROGRAMS potential to address all individuals with DMD Leaders in gene therapy AND EDITING for dmd PARTNER ANNOUNCED MODALITY TYPE STATUS January 2017 Micro-Dystrophin Gene Therapy Research and option agreement June 2017 Micro-Dystrophin Gene Therapy Research and option agreement Manufacturing scale-up underway Phase 1/2 underway Phase 1/2 underway January 2017 GALGT2 Gene Therapy License agreement October 2017 CRISPR/Cas9 Gene Editing Research and option agreement Technology optimization

MICRO-DYSTROPHIN GENE THERAPY OVERVIEW

PHASE 1/2A CLINICAL TRIAL UNDERWAY; INTERIM SAFETY AND EFFICACY DATA EXPECTED IN 2H'18

Program developed and led by gene therapy pioneers Jerry Mendell, M.D. and Louise Rodino-Klapac, Ph.D.



N
H1
R1
R2
R3
H2
R4
R5
R6
R7
R8
R9
R10
R11
R12
R13
R14
R15
R16
R17
R18
R19
H3
R20
R21
R22
R23
R24
H4
CR
145 bp
795 bp
97 bp
3,591 bp
53 bp
145 bp
MHCK7 PROMOTER
INTRON
MICRO-DYSTROPHIN
pA
ITR
ITR

Uses an adeno-associated virus vector to deliver a shortened version of the dystrophin gene to replace the missing protein in individuals with DMD

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GENETHON Data published in Nature communications THE PROMISE OF micro-dystrophin gene therapy IN DMD Study conducted in 12 dogs naturally affected by DMD and treated with Genethon’s micro-dystrophin gene therapy At two-year follow-up, muscle function was significantly restored and clinical symptoms had stabilized Dystrophin expression had returned to a high level in the high-dose group No immunosuppressive treatment was administered beforehand, and no side-effects were observed Video courtesy of: Discovered and developed with Genethon

GALGT2 GENE THERAPY OVERVIEW

POTENTIAL TO RESTORE MUSCLE FUNCTION DESPITE THE ABSENCE OF THE DYSTROPHIN PROTEIN

TARGET | Targets the dystroglycan complex to enhance utrophin expression—a largely homologous protein to dystrophin—and preserve muscle function regardless of underlying genetic mutation

Normal Muscle		DMD Muscle	GALGT2-Treated DMD Muscle



Extracellular Matrix
Laminin
Dystroglycan
Sarcoglycans
Membrane
Cytoplasm
Dystrophin
Actin
Syntrophins
Synaptic Laminin
β1,4GalNAc
Utrophin
Grb2
c-src
p-Tyr

Extrasynaptic	Synaptic Galgt2	Extrasynaptic mdx	Extrasynaptic mdx Galgt2 Transgenic

STATUS

- Dose escalation trial beginning with the minimal efficacious dose as determined by pre-clinical studies
- Interim read-out assessing safety and efficacy signals in 2H'18

Adapted from Flanigan 2014 PPMD presentation

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Well-Positioned for future success

Expansion into other therapeutic areas OTHER DISEASES Our Base case REPRESENTS a Significant opportunity GENE THERAPY Potential to address 100 percent of eligible individuals with DMD PPMO A potentially transformative approach to slowing disease progression in DMD Other PMO exon targets being developed OTHER PMO EXONS Base case: >$2.0B potential peak sales for late-stage PMO therapies First three PMO exons (51, 45, and 53)

Exondys 51: Strong Quarterly growth Key drivers of success: Major DMD centers continue to submit START forms Reimbursement wins in 2017 More eligible individuals getting on therapy Quarterly Revenue (in millions) Strong uptake through first five quarters post-launch *Unaudited

FY’18 Guidance $295-305M Exondys 51: STRONG GROWTH in 2018 Anticipate ~100 percent year-over-year revenue growth $154.6M FY’17 Revenue* *Unaudited